Exhibit 99.1

NOCTURNE ACQUISITION CORPORATION ANNOUNCES POSTPONEMENT OF EXTRAORDINARY
GENERAL MEETING

SANTA ANA, CA – January 30, 2024 -- Nocturne Acquisition Corp. (NASDAQ: MBTCU) (the “Company”), announced today that the Board of Directors has voted in favor of postponing the meeting date for the Extraordinary General Meeting that was to be held on January 30, 2024 for shareholders to vote on the proposed business combination with Cognos Therapeutics, Inc. The Extraordinary General Meeting will now be held virtually on February 6, 2024 at 10:00 a.m. Eastern Time, and the Company plans to continue to solicit proxies from shareholders during the period prior to the Extraordinary General Meeting. The record date for the Extraordinary General Meeting remains the close of business on December 29, 2023. No changes have been made in the proposals to be voted on by the shareholders at the postponed meeting. Shareholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the record date may vote, even if they have subsequently sold their shares. The deadline by which shareholders must exercise their redemption rights in connection with the Extraordinary General Meeting has been extended to two business days prior to the postponed meeting.

About Nocturne Acquisition Corp.

The Company is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. While the Company may pursue an acquisition opportunity in any industry or sector, the Company focuses its search for targets bringing to market disruptive technologies in the blockchain/crypto and artificial intelligence technology sectors. Equity value of potential targets is expected to be in the $300 million to $1 billion USD range.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. . Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

Additional Information and Where to Find It

A full description of the terms of that certain Agreement and Plan of Merger and Reorganization, dated December 30, 2022, by and among Nocturne, Cognos, and Nocturne Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nocturne, in connection with the proposed Merger is provided in the definitive Registration Statement which includes a prospectus with respect to the combined company’s securities to be issued in connection with the Merger and a proxy statement with respect to the Extraordinary General Meeting to vote on the Merger. The definitive proxy statement/prospectus included in the Registration Statement has been mailed to stockholders of Nocturne as of the record date of December 29, 2023. Stockholders are also able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to Nocturne Acquisition Corporation, P.O Box 25739, Santa Ana, CA 92799, Attention Thomas Ao. The preliminary and definitive proxy statement/prospectus included in the Registration Statement can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

Nocturne, Cognos and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Nocturne’s stockholders in connection with the proposed business combination. Information about Nocturne’s directors and executive officers and their ownership of Nocturne’s securities is set forth in Nocturne’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement.

MBTC Company/Media Contact:

investors@nocturnecorp.com

media@nocturnecorp.com

MBTC Investor Relations Contact:

Chris Tyson/Doug Hobbs

SPAC Alpha IR+

(949) 491-8235

MBTC@mzgroup.us